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                                                                     EXHIBIT 4.1

                                                                         CLASS A
                                                                    COMMON STOCK
                                                        PAR VALUE $.01 PER SHARE

                             TIMBERLAND(R) [LOGO](R)

                               ------------------
                                     SHARES

                               ------------------
                             THE TIMBERLAND COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY

                                CUSIP 887100 105
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                               THIS CERTIFIES THAT

                                 IS THE OWNER OF
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       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

The Timberland Company transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                       [LOGO]
Danette Wineberg                                        Jeffrey B. Swartz
SECRETARY                                               PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY, N.A.
              TRANSFER AGENT AND REGISTRAR,
                         BY
                         /s/ Stephen Cesso
                         AUTHORIZED SIGNATURE.
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                  THE TIMBERLAND COMPANY

      The shares evidenced by this certificate represent one of three classes of stock of the Corporation and are subject to the respective powers, designations, preferences and relative participation, optional or other special rights of the classes of the Corporation's stock, and the qualifications, limitations and restrictions of such preferences and rights, set forth in the Certificate of Incorporation, as amended. The Corporation will furnish a copy of such powers, designations, preferences and relative participation, optional and other special rights, and the qualifications, limitations and restrictions of such preferences and rights, to the holder of this certificate without charge, upon request.

                        ASSIGNMENT

      For Value Received,_____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

_______________________________________________________________________________
         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________________________________________________
              NOTICE: The signature of this assignment
                   must correspond with the name as written upon the face of the certificate, in every particular, without alteration enlargement or any change whatever.

Signature(s) Guaranteed:____________________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15

Keep this certificate in a safe place. If it is lost, stolen, mutilated or destroyed, the corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.